T. Rowe Price Large-Cap Value Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The fund currently has the following investment policy:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of large-cap companies that the portfolio manager regards as undervalued.

Effective March 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of large-cap companies with value characteristics.

The date of this supplement is December 27, 2024.

F1233-041 12/27/24